                                                                   EXHIBIT 10(c)



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors of Nationwide Life and Annuity Company of America and Contractowners of Nationwide Provident VA Separate Account A:



We consent to the use of our reports for Nationwide Provident VA Separate Account A dated March 31, 2003, for Nationwide Life and Annuity Company of America dated January 28, 2003 and for Providentmutual Life and Annuity Company of America dated January 28, 2003 included herein, and to the reference to our firm under the heading "Experts" in the Statement of Additional Information (33-65512).


/s/ KPMG LLP
KPMG LLP



Philadelphia, PA
April 29, 2003